  Exhibit 99.1

                CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT
                                 TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

            I, Michael J. Meyer, Chairman of the Board of Directors of Elecsys
  Corporation (the "Company"), do hereby certify in accordance with 18 U.S.C.
  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of
  2002, that to my knowledge:

a)         The Company's Quarterly Report on Form 10-QSB for the quarterly period ended January 31, 2003, which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the
           Securities Exchange Act of 1934, as amended; and

b)         The information contained in the Company's Quarterly Report on Form
           10-QSB for the quarterly period ended January 31, 2003, which this certification accompanies, fairly presents, in all material aspects, the financial condition and results of operations of the Company.

  Date:  March 14, 2003                    /s/ Michael J. Meyer
                                           --------------------------------------------
                                           Michael J. Meyer
                                           Chairman of the Board of Directors
                                           (Principal Executive Officer)